Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2013
Accounting Policies [Abstract]
Summary of Significant Accounting Policies
Summary of Significant Accounting Policies
Principles of Consolidation. The accompanying consolidated financial statements include our accounts and those of our wholly owned U.S. and international subsidiaries. Intercompany accounts and transactions have been eliminated in consolidation.
Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates. The most significant areas requiring the use of management estimates relate to discontinued operations, revenue recognition, the determination of allowances for doubtful accounts and excess and obsolete inventories, the evaluation of goodwill and long-lived assets, product liability claims and other litigation, income taxes, stock-based compensation, accounting for business combinations, and accounting for restructuring charges.
Discontinued Operations. In June 2013, we entered into a definitive agreement under which MicroPort Medical B.V., a subsidiary of MicroPort Scientific Corporation (MicroPort), would acquire our hip/knee (OrthoRecon) business. Our OrthoRecon business consists of hip and knee implant products. On January 9, 2014, we completed our divestiture of the OrthoRecon business to MicroPort. Pursuant to the terms of the asset purchase agreement with MicroPort, the Purchase Price (as defined in the asset purchase agreement) for the OrthoRecon Business was approximately $287.1 million, which MicroPort paid in cash.
All historical operating results for the OrthoRecon business are reflected within discontinued operations in the consolidated statements of operations. In addition, costs associated with corporate employees and infrastructure being transferred as a part of the sale have been included in discontinued operations. Further, all assets and associated liabilities to be transferred to MicroPort have been classified as assets and liabilities held for sale on our consolidated balance sheet. See Note 4 for further discussion of discontinued operations. Other than Note 4, unless otherwise stated, all discussion of assets and liabilities in these Notes to the Financial Statements reflect the assets and liabilities held and used in our continuing operations, and all discussion of revenues and expenses reflect those associated with our continuing operations.
Cash and Cash Equivalents. Cash and cash equivalents include all cash balances and short-term investments with original maturities of three months or less.
Inventories. Our inventories are valued at the lower of cost or market on a first-in, first-out (FIFO) basis. Inventory costs include material, labor costs and manufacturing overhead. We regularly review inventory quantities on hand for excess and obsolete inventory and, when circumstances indicate, we incur charges to write down inventories to their net realizable value. Our review of inventory for excess and obsolete quantities is based primarily on our estimated forecast of product demand and production requirements for the next twenty-four months. Charges incurred to write down excess and obsolete inventory to net realizable value included in “Cost of sales” were approximately $4.7 million, $3.2 million, and $11.6 million for the years ended December 31, 2013, 2012, and 2011, respectively.
Product Liability Claims, Product Liability Insurance Recoveries, and Other Litigation. We are involved in legal proceedings involving product liability claims as well as contract, patent protection and other matters. See Note 19 for additional information regarding product liability claims, product liability insurance recoveries and other litigation.
We make provisions for claims specifically identified for which we believe the likelihood of an unfavorable outcome is probable and the amount of loss can be estimated. For unresolved contingencies with potentially material exposure that are deemed reasonably possible, we evaluate whether a potential loss or range of loss can be reasonably estimated. Our evaluation of these matters is the result of a comprehensive process designed to ensure that recognition of a loss or disclosure of these contingencies is made in a timely manner. In determining whether a loss should be accrued or a loss contingency disclosed, we evaluate a number of factors including: the procedural status of each lawsuit; any opportunities for dismissal of the lawsuit before trial; the amount of time remaining before trial date; the status of discovery; the status of settlement; arbitration or mediation proceedings; and management’s estimate of the likelihood of success prior to or at trial. The estimates used to establish a range of loss and the amounts to accrue are based on previous settlement experience, consultation with legal counsel, and management’s settlement strategies. If the estimate of a probable loss is in a range and no amount within the range is more likely, we accrue the minimum amount of the range. We recognize legal fees as an expense in the period incurred.
Property, Plant and Equipment. Our property, plant and equipment is stated at cost. Depreciation, which includes amortization of assets under capital lease, is generally provided on a straight-line basis over the estimated useful lives generally based on the following categories:

Land improvements	15	to	25	years
Buildings	10	to	25	years
Machinery and equipment	3	to	14	years
Furniture, fixtures and office equipment	1	to	14	years
Surgical instruments			6	years

Expenditures for major renewals and betterments, including leasehold improvements, that extend the useful life of the assets are capitalized and depreciated over the remaining life of the asset or lease term, if shorter. Maintenance and repair costs are charged to expense as incurred. Upon sale or retirement, the asset cost and related accumulated depreciation are eliminated from the respective accounts and any resulting gain or loss is included in income.
Intangible Assets and Goodwill. Goodwill is recognized for the excess of the purchase price over the fair value of net assets of businesses acquired. FASB ASC 350-30-35-18 requires companies to evaluate for impairment intangible assets not subject to amortization, such as our IPRD assets, if events or changes in circumstances indicate than an asset might be impaired. Further, FASB ASC 350-20-35-30 requires companies to evaluate goodwill and intangibles not subject to amortization for impairment between annual impairment tests if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. Unless circumstances otherwise dictate, the annual impairment test is performed in the fourth quarter. During the second and third quarter of 2013, we had events that caused us to test for impairment of intangible assets and goodwill. See Note 12 for further information on the testing. During the fourth quarter of 2013, we performed a qualitative assessment of goodwill for impairment and determined that it is more likely than not that the fair value of our reporting units exceeded their respective carrying values, indicating that goodwill was not impaired. We have determined that we have three reporting units for purposes of evaluating goodwill for impairment: 1) BioMimetic business; 2) Continuing Operations (BioExtremities) business, excluding the BioMimetic business; and 3) Discontinued Operations (OrthoRecon) business.
Our intangible assets with estimable useful lives are amortized on a straight line basis over their respective estimated useful lives to their estimated residual values. This method of amortization approximates the expected future cash flow generated from their use. Finite lived intangibles are reviewed for impairment in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Section 360, Property, Plant and Equipment (FASB ASC 360). The weighted average amortization periods for completed technology, distribution channels, trademarks, licenses, customer relationships, non-compete agreements and other intangible assets are 9 years, 10 years, 5 years, 14 years, 12 years, 3 years and 7 years, respectively. The weighted average amortization period of our intangible assets on a combined basis is 9 years. Additionally, we have four indefinite lived trademark assets and one in-process research and development (IPRD) intangible asset. These indefinite lived intangible assets are not amortized, but are instead tested for impairment at least annually in accordance with the provisions of FASB ASC Section 350, Intangibles - Goodwill and Other.
Valuation of Long-Lived Assets. Management periodically evaluates carrying values of long-lived assets, including property, plant and equipment and intangible assets, when events and circumstances indicate that these assets may have been impaired. We account for the impairment of long-lived assets in accordance with FASB ASC 360. Accordingly, we evaluate impairment of our property, plant and equipment based upon an analysis of estimated undiscounted future cash flows. If it is determined that a change is required in the useful life of an asset, future depreciation and amortization is adjusted accordingly. Alternatively, should we determine that an asset is impaired, an adjustment would be charged to income based on the difference between the asset’s fair market value and the asset's carrying value.
Allowances for Doubtful Accounts. We experience credit losses on our accounts receivable and, accordingly, we must make estimates related to the ultimate collection of our accounts receivable. Specifically, management analyzes our accounts receivable, historical bad debt experience, customer concentrations, customer credit-worthiness and current economic trends when evaluating the adequacy of our allowance for doubtful accounts.
The majority of our accounts receivable are from hospitals, many of which are government funded. Accordingly, our collection history with this class of customer has been favorable. Historically, we have experienced minimal bad debts from our hospital customers and more significant bad debts from certain international stocking distributors, typically as a result of specific financial difficulty or geo-political factors. We write off accounts receivable when we determine that the accounts receivable are uncollectible, typically upon customer bankruptcy or the customer’s non-response to continued collection efforts. Our allowance for doubtful accounts totaled $0.3 million at December 31, 2013 and 2012, respectively, for those customer account balances that were retained following the sale of our OrthoRecon business to MicroPort.
Concentration of Credit Risk. Financial instruments that potentially subject us to concentrations of credit risk consist principally of accounts receivable. Management attempts to minimize credit risk by reviewing customers’ credit history before extending credit and by monitoring credit exposure on a regular basis. An allowance for possible losses on accounts receivable is established based upon factors surrounding the credit risk of specific customers, historical trends and other information. Collateral or other security is generally not required for accounts receivable.
Concentrations of Supply of Raw Material. We rely on a limited number of suppliers for the components used in our products. For certain human biologic products, we depend on one supplier of demineralized bone matrix (DBM) and cancellous bone matrix (CBM). We rely on one supplier for our GRAFTJACKET® family of soft tissue repair and graft containment products, and one supplier for our xenograft bone wedge product. Porcine biologic soft tissue graft, BIOTAPE® XM relies on a single source supplier as well. We maintain adequate stock from these suppliers in order to meet market demand. We currently rely on one supplier for a key component of our Augment® Bone Graft. In December 2013, this supplier notified us of their intent to terminate the supply agreement at the end of the current term, which is December 2015. They are contractually required to meet our supply requirements until the termination date, and to use commercially reasonable efforts to assist us in identifying a new supplier and support the transfer of technology and supporting documentation to produce this component. See Item 1A, Risk Factors, for further information on our suppliers.
Income Taxes. Income taxes are accounted for pursuant to the provisions of FASB ASC Section 740, Income Taxes (FASB ASC 740). Our effective tax rate is based on income by tax jurisdiction, statutory rates and tax saving initiatives available to us in the various jurisdictions in which we operate. Significant judgment is required in determining our effective tax rate and evaluating our tax positions. This process includes assessing temporary differences resulting from differing recognition of items for income tax and financial accounting purposes. These differences result in deferred tax assets and liabilities, which are included within our consolidated balance sheet. The measurement of deferred tax assets is reduced by a valuation allowance if, based upon available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized.
During the fourth quarter of 2013, we recognized a valuation allowance for our U.S. deferred tax assets of approximately $119.6 million, primarily related to net operating losses for our U.S. operations. See Note 14 for further discussion of our consolidated deferred tax assets and liabilities, and the associated valuation allowance.
We provide for unrecognized tax benefits based upon our assessment of whether a tax position is “more-likely-than-not” to be sustained upon examination by the tax authorities. If a tax position meets the more-likely-than-not standard, then the related tax benefit is measured based on a cumulative probability analysis of the amount that is more-likely-than-not to be realized upon ultimate settlement or disposition of the underlying tax position.
Other Taxes. Taxes assessed by a governmental authority that are imposed concurrent with our revenue transactions with customers are presented on a net basis in our consolidated statement of operations.
Revenue Recognition. Our revenues are primarily generated through two types of customers, hospitals and surgery centers, and stocking distributors, with the majority of our revenue derived from sales to hospitals. Our products are primarily sold through a network of employee sales representatives and independent sales representatives in the U.S. and by a combination of employee sales representatives, independent sales representatives, and stocking distributors outside the U.S. Revenues from sales to hospitals are recorded when the hospital takes title to the product, which is generally when the product is surgically implanted in a patient.
We record revenues from sales to our stocking distributors outside the U.S. at the time the product is shipped to the distributor. Stocking distributors, who sell the products to their customers, take title to the products and assume all risks of ownership. Our distributors are obligated to pay within specified terms regardless of when, if ever, they sell the products. In general, the distributors do not have any rights of return or exchange; however, in limited situations, we have repurchase agreements with certain stocking distributors. Those certain agreements require us to repurchase a specified percentage of the inventory purchased by the distributor within a specified period of time prior to the expiration of the contract. During those specified periods, we defer the applicable percentage of the sales. An insignificant amount of deferred revenue related to these types of agreements was recorded at December 31, 2013 and 2012, respectively.
We must make estimates of potential future product returns related to current period product revenue. We develop these estimates by analyzing historical experience related to product returns. Judgment must be used and estimates made in connection with establishing the allowance for sales returns in any accounting period. An allowance for sales returns of $0.3 million is included as a reduction of accounts receivable at December 31, 2013 and 2012, respectively.
In 2011, we entered into a trademark license agreement (License Agreement) with KCI Medical Resources, a subsidiary of Kinetic Concepts, Inc. (KCI). In exchange for $8.5 million, of which $5.5 million was received immediately and the remaining $3 million was received in January 2012, the License Agreement provides KCI with a non-transferable license to use our trademarks associated with our GRAFTJACKET® line of products in connection with the marketing and distribution of KCI's soft tissue graft containment products used in the wound care field, subject to certain exceptions. License revenue is being recognized over 12 years on a straight line basis.
Shipping and Handling Costs. We incur shipping and handling costs associated with the shipment of goods to customers, independent distributors and our subsidiaries. Amounts billed to customers for shipping and handling of products are included in net sales. Costs incurred related to shipping and handling of products to customers are included in selling, general and administrative expenses. All other shipping and handling costs are included in cost of sales.
Research and Development Costs. Research and development costs are charged to expense as incurred.
Foreign Currency Translation. The financial statements of our international subsidiaries whose functional currency is the local currency are translated into U.S. dollars using the exchange rate at the balance sheet date for assets and liabilities and the weighted average exchange rate for the applicable period for revenues, expenses, gains and losses. Translation adjustments are recorded as a separate component of comprehensive income in stockholders’ equity. Gains and losses resulting from transactions denominated in a currency other than the local functional currency are included in “Other expense, net” in our consolidated statement of operations.
Comprehensive Income. Comprehensive income is defined as the change in equity during a period related to transactions and other events and circumstances from non-owner sources. It includes all changes in equity during a period except those resulting from investments by owners and distributions to owners. The difference between our net income and our comprehensive income is attributable to foreign currency translation, unrealized gains and losses (net of taxes) on our derivative instrument, adjustments to our minimum pension liability, and unrealized gains and losses on our available-for-sale marketable securities. In accordance with FASB Accounting Standards Update 2011-05, Presentation of Comprehensive Income, we have changed our presentation of comprehensive income by including a separate Statement of Comprehensive Income.
Stock-Based Compensation. We account for stock-based compensation in accordance with FASB ASC Section 718, Compensation — Stock Compensation (FASB ASC 718). Under the fair value recognition provisions of FASB ASC 718, stock-based compensation cost is measured at the grant date based on the fair value of the award and is recognized as expense on a straight-line basis over the requisite service period, which is the vesting period. The determination of the fair value of stock-based payment awards, such as options, on the date of grant using an option-pricing model is affected by our stock price, as well as assumptions regarding a number of complex and subjective variables, which include the expected life of the award, the expected stock price volatility over the expected life of the awards, expected dividend yield and risk-free interest rate.
We recorded stock-based compensation expense of $12.0 million, $7.8 million, and $5.9 million during the years ended December 31, 2013, 2012 and 2011, respectively, within results of continuing operations. See Note 17 for further information regarding our stock-based compensation assumptions and expenses.
Fair Value of Financial Instruments. The carrying value of cash and cash equivalents, accounts receivable and accounts payable approximates the fair value of these financial instruments at December 31, 2013 and 2012 due to their short maturities or variable rates.
The remaining outstanding $3.8 million of our 2014 Notes are carried at cost. The estimated fair value of these 2014 Notes was approximately $3.5 million at December 31, 2013 based on a limited number of trades and does not necessarily represent the value at which the entire 2014 Notes portfolio can be retired.
The $300 million of our 2017 Notes are carried at cost. The estimated fair value of these 2017 Notes was approximately $396 million at December 31, 2013, which includes the conversion derivative described in Note 11 of the financial statements, based on a quoted price in an active market (Level 1).
FASB ASC Section 820, Fair Value Measurements and Disclosures requires fair value measurements be classified and disclosed in one of the following three categories:

Level 1:	Financial instruments with unadjusted, quoted prices listed on active market exchanges.

Level 2:
Financial instruments determined using prices for recently traded financial instruments with similar underlying terms as well as directly or indirectly observable inputs, such as interest rates and yield curves that are observable at commonly quoted intervals.

Level 3:
Financial instruments that are not actively traded on a market exchange. This category includes situations where there is little, if any, market activity for the financial instrument. The prices are determined using significant unobservable inputs or valuation techniques.

We use a third-party provider to determine fair values of our available-for-sale debt securities. The third-party provider receives market prices for each marketable security from a variety of industry standard data providers, security master files from large financial institutions and other third-party sources with reasonable levels of price transparency. The third-party provider uses these multiple prices as inputs into a pricing model to determine a weighted average price for each security. We have controls in place to review the third party provider's qualifications and procedures used to determine fair values and to validate the prices used in their determination of fair value. We classify our investment in U.S. Treasury bills and bonds and corporate equity securities as Level 1 based upon quoted prices in active markets. All other marketable securities are classified as Level 2 based upon the other than quoted prices with observable market data. These include U.S. agency debt securities, certificates of deposit, commercial paper, and corporate debt securities.
During the third quarter of 2012, we issued $300 million of our 2017 Notes, and we have recorded a derivative liability for the conversion feature (2017 Notes Conversion Derivative) of such 2017 Notes. Additionally, we entered into convertible notes hedging transactions (2017 Notes Hedges) in connection with the issuance of our 2017 Notes. The 2017 Notes Hedges and the 2017 Notes Conversion Derivative are measured at fair value using Level 3 inputs. These instruments are not actively traded and are valued using an option pricing model that uses observable and unobservable market data for inputs.
To determine the fair value of the embedded conversion option in the 2017 Notes Conversion Derivative, a binomial lattice model was used. A binomial stock price lattice generates two probable outcomes of stock price - one up and another down. This lattice generates a distribution of stock price at the maturity date. Using this stock price lattice, a conversion option lattice was created where the value of the embedded conversion option was estimated. The conversion option lattice first calculates the possible conversion option values at the maturity date using the distribution of stock price, which equals to the maximum of (x) zero, if stock price is below the strike price, or (y) stock price less the strike price, if the stock price is higher than the strike price. The value of the 2017 Notes Conversion Derivative at the valuation date was estimated using the conversion option values at the maturity date by moving back in time on the lattice. Specifically, at each node, if the Notes are eligible for early conversion, the value at this node is the maximum of (i) the early conversion value, which is the stock price less the strike price, and (ii) the discounted and probability-weighted value from the two probable outcomes in the future. If the Notes are not eligible for early conversion, the value of the conversion option at this node equals to (ii). In the conversion option lattice, credit adjustment was applied in the model as the embedded conversion option is settled with cash instead of shares.
To estimate the fair value of the 2017 Notes Hedges, we used the Black-Scholes formula combined with credit adjustments, as the bank counterparties have credit risk and the call options are cash settled. We assumed that the call options will be exercised at the maturity since our common stock does not pay any dividends and management does not expect to declare dividends in the near term.
The following assumptions were used in the fair market valuations of the 2017 Notes Hedges and 2017 Notes Conversion Derivative as of December 31, 2013:

	2017 Notes Conversion Derivative	2017 Notes Hedge
Stock Price Volatility (1)	32%	32%
Credit Spread for Wright (2)	2.2%	N/A
Credit Spread for Bank of America, N.A. (3)	N/A	0.6%
Credit Spread for Deutsche Bank AG (3)	N/A	0.6%
Credit Spread for Wells Fargo Securities, LLC (3)	N/A	0.3%

(1)	Volatility selected based on historical and implied volatility of common shares of Wright Medical Group, Inc.

(2)	Credit spread was estimated based on BVAL price from Bloomberg as of valuation date.

(3)	Credit spread of each bank is estimated using CDS curves. Source: Bloomberg.
As part of the acquisitions of EZ Concepts Surgical Device Corporation, d/b/a EZ Frame™, and CCI® Evolution Mobile Bearing Total Ankle Replacement system (CCI acquisition), completed in 2010 and 2011, respectively, we have recorded $0.5 million of contingent liabilities for potential future cash payments related to these transactions as of December 31, 2013. As part of the acquisition of WG Healthcare on January 7, 2013, we may be obligated to pay contingent consideration upon the achievement of certain revenue milestones; therefore, we have recorded the estimated fair value of future contingent consideration of approximately $1.5 million as of December 31, 2013. As part of the acquisition of Biotech on November 15, 2013, we may be obligated to pay contingent consideration upon achievement of certain revenue milestones; therefore we have recorded the estimated fair value of future contingent consideration of approximately $4.3 million as of December 31, 2013. The fair value of the contingent consideration as of December 31, 2013, was determined using a discounted cash flow model and probability adjusted estimates of the future earnings and is classified in Level 3. Changes in the fair value of contingent consideration are recorded in “Other (income) expense, net” in our consolidated statements of operations.
On March 1, 2013, as part of the acquisition of BioMimetic Therapeutics, Inc. (BioMimetic), we issued Contingent Value Rights (CVRs) as part of the merger consideration. Each CVR entitles its holder to receive additional cash payments of up to $6.50 per share, which are payable upon receipt of FDA approval of Augment® Bone Graft and upon achieving certain revenue milestones. The fair value of the CVRs outstanding at December 31, 2013 of $9.0 million was determined using the closing price of the security in the active market (Level 1).
The following table summarizes the valuation of our financial instruments (in thousands):

	Total	Quoted Prices in Active Markets (Level 1)	Prices with Other Observable Inputs (Level 2)	Prices with Unobservable Inputs (Level 3)
At December 31, 2013
Assets
Cash and cash equivalents	$168,534	$168,534	$—	$—
Available-for-sale marketable securities
U.S. agency debt securities	4,998	—	4,998	—
Certificate of deposit	245	—	245	—
Corporate debt securities	5,188	—	5,188	—
U.S. government debt securities	4,117	4,117	—	—
Total available-for-sale marketable securities	14,548	4,117	10,431	—

2017 Notes Hedges	118,000	—	—	118,000

Total	$301,082	$172,651	$10,431	$118,000

Liabilities
2017 Notes Conversion Derivative	$112,000	$—	$—	$112,000
Contingent consideration	6,237	—	—	6,237
Contingent consideration (CVRs)	8,969	$8,969	$—	—
Total	$127,206	$8,969	$—	$118,237

	Total	Quoted Prices in Active Markets (Level 1)	Prices with Other Observable Inputs (Level 2)	Prices with Unobservable Inputs (Level 3)
At December 31, 2012
Assets
Cash and cash equivalents	$320,360	$320,360	$—	$—
Available-for-sale marketable securities
U.S. agency debt securities	2,500	—	2,500	—
Corporate debt securities	2,001	—	2,001	—
Total debt securities	4,501	—	4,501	—
Corporate equity securities	8,145	8,145	$—	—
Total available-for-sale marketable securities	12,646	8,145	4,501	—

2017 Notes Hedges	62,000	$—	$—	62,000
Total	$395,006	$328,505	$4,501	$62,000

Liabilities
2017 Notes Conversion Derivative	$55,000	$—	$—	$55,000
Contingent consideration	983	—	—	983
Total	$55,983	$—	$—	$55,983

The following is a roll forward of our assets and liabilities measured at fair value on a recurring basis using unobservable inputs (Level 3):

	Balance at December 31, 2012	Transfers into Level 3	Gain/(Loss) included in Earnings	Settlements	Currency	Balance at December 31, 2013

2017 Notes Hedges	62,000	—	56,000	—	—	118,000

2017 Notes Conversion Derivative	(55,000)	—	(57,000)	—	—	(112,000)

Contingent Consideration	(983)	(6,396)	(157)	1,491	(191)	(6,236)

Derivative Instruments. We account for derivative instruments and hedging activities under FASB ASC Section 815, Derivatives and Hedging (FASB ASC 815). Accordingly, all of our derivative instruments are recorded in the accompanying consolidated balance sheets as either an asset or liability and measured at fair value. The changes in the derivative’s fair value are recognized currently in earnings unless specific hedge accounting criteria are met.
We employ a derivative program using 30-day foreign currency forward contracts to mitigate the risk of currency fluctuations on our intercompany receivable and payable balances that are denominated in foreign currencies. These forward contracts are expected to offset the transactional gains and losses on the related intercompany balances. These forward contracts are not designated as hedging instruments under FASB ASC 815. Accordingly, the changes in the fair value and the settlement of the contracts are recognized in the period incurred in the accompanying consolidated statements of operations.
We recorded a net gain of approximately $0.6 million for the year ended December 31, 2013 and a net loss of approximately $0.4 million and $0.9 million for the years ended December 31, 2012 and 2011, respectively, on foreign currency contracts, which are included in “Other (income) expense, net” in our consolidated statements of operations. These losses substantially offset translation gains recorded on our intercompany receivable and payable balances, also included in “Other (income) expense, net.” At December 31, 2013 and 2012, we had no foreign currency contracts outstanding.
On August 31, 2012, we issued the 2017 Notes. The 2017 Notes Conversion Derivative requires bifurcation from the 2017 Notes in accordance with ASC Topic 815, and is accounted for as a derivative liability. We also entered into 2017 Notes Hedges in connection with the issuance of the 2017 Notes with three counterparties.  The 2017 Notes Hedges, which are cash-settled, are intended to reduce our exposure to potential cash payments that we are required to make upon conversion of the 2017 Notes in excess of the principal amount of converted notes if our common stock price exceeds the conversion price. The 2017 Notes Hedges is accounted for as a derivative asset in accordance with ASC Topic 815.
Reclassifications. Certain prior year amounts in the notes to consolidated financial statements have been reclassified to conform to the current year presentation.
Supplemental Cash Flow Information. Cash paid for interest and income taxes was as follows (in thousands):

	Year Ended December 31,
	2013	2012	2011
Interest	$5,904	$4,639	$6,162
Income taxes	$1,634	$4,973	$7,006

In December 2013, we entered into one new capital lease for our new corporate headquarters building for approximately $8.2 million. In 2011, we entered into capital leases of approximately $0.2 million.